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                                                                   EXHIBIT 10.11



                             STOCKHOLDERS AGREEMENT

                  AGREEMENT (this "Agreement"), dated as of October 21, 1996, by and among FULCRUM DIRECT, INC. (the "Company"), a Delaware corporation, WHITNEY SUBORDINATED DEBT FUND, L.P. ("WSDF"), a Delaware limited partnership, WHITNEY EQUITY PARTNERS, L.P., a Delaware limited partnership ("WEP" and together with WSDF, the "Whitney Funds"), FULCRUM CAPITAL PARTNERS L.P. ("FCP"), a Delaware limited partnership, FULCRUM CAPITAL L.P., a Delaware limited partnership ("FC"), Michael G. Lederman ("Lederman") residing at 5101 Los Poblanos Lane NW, Albuquerque, New Mexico 87107 and Scott A. Budoff ("Budoff") residing at 14025 La Mesita Road, Albuquerque, New Mexico 87112. The Whitney Funds, FCP and FC are sometimes hereinafter collectively referred to as the "Stockholders" and each individually as a "Stockholder".

                              W I T N E S S E T H :

                  WHEREAS, immediately after the execution of the Securities Purchase Agreement (the "Purchase Agreement"), dated as of the date hereof, between the Company and the Whitney Funds, FCP and FC will own 5,400,000 of the then issued and outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock") and a warrant to purchase 600,000 shares of Common Stock;

                  WHEREAS, pursuant to the Purchase Agreement, WEP has purchased from the Company (i) 394,385 fully paid and non-assessable shares of Common Stock for an aggregate purchase price of $2,000,000, and (ii) a warrant (the "WEP Warrant") to purchase 121,350 shares of Common Stock;

                  WHEREAS, pursuant to the Purchase Agreement, WSDF has purchased from the Company, a warrant (the "WSDF Warrant" and together with the WEP Warrant, the "Warrants") to purchase 405,460 shares of Common Stock;

                  WHEREAS, the Whitney Funds, FCP and FC believe that it is in the best interest of the Company, the Whitney Funds, FCP and FC that provision be made for the continuity and stability of the business and policies of the Company and desire to make certain arrangements among themselves with respect to the election of directors of the Company and with respect to certain other matters;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and obligations hereinafter set forth, the parties hereto hereby agree as follows:

                  SECTION 1. Definitions . As used herein, the following terms shall have the following respective meanings:
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                  (a) "Commission" shall mean the Securities and Exchange
Commission, or any other Federal agency at the time administering the Securities Act.

                  (b) "Common Stock" shall have the meaning assigned to that term in the First Whereas clause of this Agreement.

                  (c) "Initial Public Offering" shall have the meaning assigned to such term in the Purchase Agreement.

                  (d) "Permitted Transferees" shall mean (i) in the case of the Whitney Funds, the affiliates, partners and retired partners of the Whitney Funds, the estates and family members of any such partners and retired partners and of their spouses, and any trusts for the benefit of any of the foregoing persons, (ii) in the case of FCP, FC, Lederman, Budoff, their estates and family members, and any trusts or any of their affiliates or partners for the benefit of the foregoing persons; provided, however, that in each case such person shall agree in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement.

                  (e) "Registration Expenses" shall mean the expenses so described in Section 7(c), hereof.

                  (f) "Restricted Securities" shall mean the Warrants and the Restricted Stock, for so long as the instruments or certificates evidencing such securities shall be required to bear the legends set forth in Section 8 hereof.

                  (g) "Restricted Stock" shall mean the Shares and shares of Common Stock underlying the Warrants, the certificates for which are required to bear the legends set forth in Section 8 hereof.

                  (h) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time.

                  (i) "Selling Expenses" shall mean the expenses so described in
Section 7 hereof.

                  (j) "Shares" shall mean, with respect to any Stockholder, (i) the shares of Common Stock held at any time by such Stockholder and, if applicable, (ii) the Warrants held at any time by such Stockholder and, if applicable, (iii) the shares of Common Stock issuable upon the exercise of any option or warrant or upon conversion of any convertible securities held at any time by such Stockholder.

                  (k) "Stockholder" shall mean each person so identified in the preamble hereto and shall include any other person who agrees in writing with the parties hereto to be bound by and to comply with all applicable provisions of this Agreement.


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                  SECTION 2. Preemptive Rights. (a) If at any time the Company wishes to issue any shares of Common Stock or any rights to acquire Common Stock (the "Equity Equivalents") to any person or persons, the Company shall promptly deliver a notice of its intention to sell (the "Company's Notice of Intention to Sell") to the Stockholders (the "Eligible Stockholders") setting forth a description of the Equity Equivalents to be sold and the proposed purchase price and terms of sale. Subject to Section 2(e) hereof, upon receipt of the Company's Notice of Intention to Sell, each Eligible Stockholder shall have the right to elect to purchase, at the price and on the terms stated in the Company's Notice of Intention to Sell, a number of the Equity Equivalents equal to such Stockholder's aggregate proportionate ownership of Common Stock and rights to acquire Common Stock (calculated on a fully-diluted basis) held by all Eligible Stockholders, multiplied by the number of Equity Equivalents to be issued. For the purpose of determining the number of Equity Equivalents that may be purchased by any Eligible Stockholder, each Eligible Stockholder shall be deemed to be the owner of any Common Stock or rights to acquire Common Stock transferred, prior to the date of such election to purchase, to any Permitted Transferee. Such election is to be made by the electing Eligible Stockholder by written notice to the Company within 15 days after receipt by such Eligible Stockholder of the Company's Notice of Intention to Sell (the "Acceptance Period for Equity Equivalents"). Each Eligible Stockholder shall also have the option, exercisable by so specifying in such written notice, to purchase on a pro rata basis similar to that described above, any remaining Equity Equivalents not purchased by other Eligible Stockholders, in which case the Eligible Stockholders exercising such further option shall be deemed to have elected to purchase such remaining Equity Equivalents on such pro rata basis, up to the aggregate number of Equity Equivalents which such Eligible Stockholder shall have specified. The Company shall promptly notify each electing Eligible Stockholder in writing of each notice of election received from other Eligible Stockholders pursuant to this paragraph 2 (a).

                  (b) If effective acceptances shall not be received pursuant to paragraph 2 (a) above in respect of all the Equity Equivalents, then the Company may, at its election, during a period of 180 days following the expiration of the Acceptance Period for Equity Equivalents, sell and issue the remaining Equity Equivalents to another person at a price and upon terms not more favorable to such person than those stated in the Company's Notice of Intention to Sell; provided, however, that failure by an Eligible Stockholder to exercise its option to purchase with respect to one offering, sale and issuance of Equity Equivalents shall not affect its option to purchase Common Stock or rights to acquire Common Stock in any subsequent offering, sale and purchase. In the event the Company has not sold the Equity Equivalents, or entered into an agreement to sell the Equity Equivalents, within such 180 day period, the Company shall not thereafter issue or sell any Common Stock or rights to acquire Common Stock without first offering such securities to each Eligible Stockholder in the manner provided in Section 2(a) hereof.

                  (c) If an Eligible Stockholder gives the Company notice, pursuant to the provisions of this Section 2, that such Eligible Stockholder desires to purchase any of the Equity Equivalents, payment therefor shall be by check or wire transfer, against delivery of the securities at the executive offices of the Company within 10 business days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Equivalents. In the event that any such proposed issuance is for a consideration other than cash, such Eligible Stockholder will be entitled


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to pay cash for each share or other unit, in lieu of such other consideration, in the amount determined in good faith by the Board of Directors of the Company to constitute the fair value of such consideration other than cash to be paid per share or other unit.

                  (d) The preemptive rights contained in this Section 2 shall not apply to (i) Common Stock issued as a stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock, (ii) Common Stock issued upon (A) the conversion of any equity security or debt security of the Company issued on or prior to the date hereof and after the date hereof which security was subject to the preemptive rights set forth in this
Section 2 when issued, or (B) the exercise of any option, warrant or other right to subscribe for, purchase or otherwise acquire either Common Stock or any equity security or debt security convertible into Common Stock, issued prior to the date hereof, (iii) the issuance by the Company of up to 765,000 shares of Common Stock reserved or to be reserved for issuance upon the exercise of stock options, granted or to be granted exclusively to employees, officers, directors or consultants of the Company pursuant to the Company's employee stock option plan(s) now in existence or to be established in the future, and (iv) the issuance by the Company of shares of Common Stock to Lederman or Budoff as a bonus payable in stock approved by the Board of Directors of the Company pursuant to their respective employment agreements with the Company.

                  (e) Notwithstanding anything to the contrary contained in this
Section 2, to the extent that the Company offers two or more securities in units, Eligible Stockholders must purchase such units as a whole and will not be given the opportunity to purchase only one of the securities making up such unit.

                  SECTION 3. Right of First Refusal; Right of Co-Sale. (a) If any Eligible Stockholder shall desire at any time to sell, pledge or transfer any of its Shares and shall receive a bona fide purchase offer therefor or the terms of a potential bona fide purchase offer therefor (such offers being hereinafter referred to as a "Purchase Offer"), then such selling Stockholder shall promptly notify the Company and each other Eligible Stockholder of the terms and conditions of such Purchase Offer; provided, however, that this
Section 3 shall not apply to any transfers by an Eligible Stockholder to such Eligible Stockholder's Permitted Transferees.

                  (b) Upon receipt of such notice of the Purchase Offer, each Eligible Stockholder shall have the right to elect to purchase, at the price and on the terms stated in such notice, a number of the Shares subject to the Purchase Offer equal to the product obtained by multiplying (i) the aggregate number of Shares covered by the Purchase Offer by (ii) a fraction the numerator of which is the number of the Shares at the time owned by such Eligible Stockholder and the denominator of which is the aggregate number of the Shares owned by all Eligible Stockholders other than the selling Stockholder. Such election is to be made by written notice ("Notice of Election") to the selling Stockholder, to each other Eligible Stockholder and to the Company within 30 days after receipt by such Eligible Stockholder of the notice of a Purchase Offer (the "Acceptance Period"). Each Eligible Stockholder shall also have the option, exercisable by so specifying in the Notice of Election, to purchase on a pro rata basis similar to that described above any remaining Shares covered by the Purchase Offer not purchased by other Eligible Stockholders, in which case the


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Eligible Stockholders exercising such further option shall be deemed to have elected to purchase such remaining Shares on such pro rata basis, up to the aggregate number of shares which such Eligible Stockholder shall have specified.

                  (c) If effective acceptances shall not have been received pursuant to paragraph 3 (b) above in respect of all of the Shares subject to the Purchase Offer, then the selling Stockholder may, at its election, either (i) sell to the other Eligible Stockholders pursuant to their elections and sell any remaining Shares subject to the Purchase Offer to the offeror, or (ii) rescind the notice of the Purchase Offer, which rescission shall be effected by notice in writing delivered to each Eligible Stockholder that shall have elected to purchase and to the Company within 10 days after expiration of the Acceptance Period, and keep all, but not less than all, of the Shares subject to the Purchase Offer. In the event that the selling Stockholder elects to sell any Shares pursuant to the Purchase Offer, pursuant to clause (i) of this Section 3(c), the offeror must purchase such Shares no more than 60 days after the end of the Acceptance Period strictly in accordance with the terms and conditions of the Purchase Offer; provided, however, that, in the event that the selling Stockholder shall so elect to sell Shares subject to the Purchase Offer to the offeror, the selling Stockholder shall so notify each other Eligible Stockholder in writing (the "Outside Sale Notice") and no such sale shall be made unless and until each such other Eligible Stockholder shall have been afforded the right, exercisable upon written notice to the Company within 30 days after receipt of the Outside Sale Notice, to participate in the sale of the Shares at the same time and on the same terms and conditions under which the selling Stockholder will sell its Shares. Each such Eligible Stockholder may sell all or any part of that number of Shares held by it equal to the product obtained by multiplying
(i) the aggregate number of Shares covered by the Purchase Offer by (ii) a fraction the numerator of which is the number of the Shares at the time owned by such Eligible Stockholder and the denominator of which is the aggregate number of the Shares owned by all Eligible Stockholders electing to sell Shares pursuant to the Purchase Offer.

                  (d) If the Company so requests, each Eligible Stockholder receiving an Outside Sale Notice in accordance with Section 3(c) and electing to participate in the sale shall deliver to the Company, as agent for such Eligible Stockholder, for transfer to the offeror one or more certificates, properly endorsed for transfer, which represent the number of Shares that such Eligible Stockholder elects to sell pursuant to this Section 3. No sale of such Shares shall be made on terms and conditions, including the form of consideration, different from those contained in the Purchase Offer unless the selling Stockholder reoffers the Shares subject to the Purchase Offer to the Eligible Stockholders in accordance with this Section 3 or all Eligible Stockholders otherwise consent in writing.

                  (e) The stock certificate or certificates delivered by the Eligible Stockholders to the Company pursuant to Section 3(d) shall be transferred by the Company to the offeror in consummation of the sale of the Shares pursuant to the terms and conditions specified in Section 3(a) and the Company shall promptly thereafter remit to each Eligible Stockholder that portion of the sale proceeds to which such Eligible Stockholder is entitled by reason of its participation in such sale.


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                  (f) In the event that a selling Stockholder shall not have sold all of its Shares subject to a Purchase Offer within 180 days after the date of the notice given pursuant to Section 3(a), such selling Stockholder shall not thereafter sell any Shares pursuant to the Purchase Offer or otherwise without first offering such Shares to each Eligible Stockholder in the manner set forth in Section 3 hereof.

                  SECTION 4. Election of Directors. At any annual or special stockholders' meeting called for such purpose, or by written consent in lieu of a meeting, the Stockholders agree to vote all of the shares of Common Stock then owned of record or beneficially by them to elect to the Board of Directors of the Company one (1) individual designated by WEP (the "WEP Director"), which director shall initially be Ray E. Newton, III. In the event that Ray E. Newton, III is unable to serve for any reason, the WEP Director shall be William Laverack, Jr.. In the event that neither Ray E. Newton, III nor William Laverack, Jr. is able to serve as the WEP Director for any reason, the individual designated as the WEP Director shall be a partner of WEP and reasonably acceptable to the Company.

                  In the event that no WEP Director is then serving on the Board of Directors of the Company for any reason, the Company agrees to give WEP, notice of (in the same manner as notice is given to directors), and permit a person designated by WEP to attend as observer, all meetings of the Company's Board of Directors and all executive and other committee meetings of the Board of Directors and shall provide to WEP the same information concerning the Company, and access thereto, provided to members of the Company's Board of Directors. The reasonable travel expenses incurred by any WEP Director or such designee in attending any board or committee meetings shall be reimbursed by the Company to the extent consistent with the Company's then existing policy of reimbursing directors generally for such expenses.

                  SECTION 5. No Transfer or Sale of Interests in FCP or FC. During the term of this Agreement, Lederman and Budoff shall not (i) sell, assign or otherwise transfer all or any portion of their direct or indirect beneficial ownership interest in FCP and/or FC, or (ii) permit FCP or FC to distribute to any partner any proceeds from the sale of any partnership interests by either FCP or FC.

                  SECTION 6. Notice of Proposed Transfer. Prior to any proposed transfer of any Restricted Securities (other than under the circumstances described in Section 7 hereof), the holder thereof shall give written notice to the Company of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the Company, shall be accompanied by an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration or qualification under the Securities Act, or any other Federal or state securities or blue sky law, whereupon such holder shall be entitled to transfer such securities in accordance with the terms of its notice; provided, however, that no such opinion of counsel shall be required for a transfer by a holder of Restricted Securities to a Permitted Transferee. All Restricted Securities transferred as above provided shall bear the legends set forth in Section 8, except that such securities shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the


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Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee (other than an affiliate of the Company) would be entitled to transfer such securities in a public sale without registration under the Securities Act.

                  SECTION 7. Registration Rights. (a) If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both (except with respect to registration statements on Form S-4, S-8, S-14 or S-15 or another form not available for registering Restricted Stock for sale to the public), each such time it will give written notice to all holders of Restricted Stock of its intention so to do. Upon the written request of any such holder, given within 20 days after the date of any such notice, to register any of its Restricted Stock (which request shall state the intended method of disposition thereof), the Company will use its best efforts to cause the Restricted Stock as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Restricted Stock so registered. The Company may withdraw any such registration statement before it becomes effective or postpone the offering of securities contemplated by such registration statement without any obligation to the holders of any Restricted Stock. In the event that any registration pursuant to this Section 7 shall be, in whole or in part, an underwritten public offering of Common Stock, any request by a holder pursuant to this Section 7 to register Restricted Stock shall specify that either (i) such Restricted Stock is to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters under such registration or (ii) such Restricted Stock is to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. The number of shares of Restricted Stock to be included in such an underwriting may be reduced (pro rata among the requesting holders) if and to the extent that the managing underwriter shall be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that if any shares are to be included in such underwriting for the account of any person other than the Company, the number of shares to be included by any such person shall be reduced first; and provided further, however, that the number of any such shares held by any person other than the holders of Restricted Stock hereunder shall be reduced before the number of any such shares held by the holders of Restricted Stock hereunder is reduced. With respect to the first proviso of the preceding sentence, if the Company elects to reduce pro rata the amount of Restricted Stock proposed to be offered in the underwriting for the accounts of all persons other than the Company, for purposes of making any such reduction, each holder of Restricted Stock which is a partnership, together with the affiliates, partners, employees, retired partners and retired employees of such holder, the estates and family members of any such partners, employees, retired partners and retired employees and of their spouses, and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "person", and any pro rata reduction with respect to such "person" shall be based upon the aggregate amount of shares of Restricted Stock owned by all entities and individuals included as such "person", as defined in this sentence (and the aggregate amount so allocated to such "person" shall be allocated among the entities and individuals included in such "person" in such manner as such holder of Restricted Stock may reasonably determine).


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Notwithstanding anything to the contrary contained in this Section 7, in the event that there is an underwritten offering of securities of the Company pursuant to a registration covering Restricted Stock and a selling holder of Restricted Stock does not elect to sell his, her or its Restricted Stock to the underwriters of the Company's securities in connection with such offering, such holder shall refrain from selling such Restricted Stock not registered pursuant to this Section 7 during the period of distribution of the Company's securities by such underwriters and the period in which the underwriting syndicate participates in the after market; provided, however, that such holder shall, in any event, be entitled to sell its Restricted Stock in connection with such registration commencing on the 180th day after the effective date of such registration statement.

                  (b) If and whenever the Company is required by the provisions of this Section 7 to use its best efforts to effect the registration of any shares of Restricted Stock under the Securities Act, the Company will, as expeditiously as possible:

                           (i) prepare and file with the Commission a
registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as hereinafter provided);

                           (ii) prepare and file with the Commission such
amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the period specified in Section 7(b)(i) above and as to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such registration statement in accordance with the sellers' intended method of disposition set forth in such registration statement for such period;

                           (iii) furnish to each seller and to each underwriter
such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such registration statement;

                           (iv) use its best efforts to register or qualify the
Restricted Stock covered by such registration statement under the securities or blue sky laws of such jurisdictions as the sellers of Restricted Stock or, in the case of an underwritten public offering, the managing underwriter shall reasonably request;

                           (v) immediately notify each seller under such
registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein not misleading in the light of the circumstances then existing;


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                           (vi) use its best efforts to furnish, at the request
of any seller, on the date that Restricted Stock is delivered to the underwriters for sale pursuant to such registration: (A) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller, stating (1) that such registration statement has become effective under the Securities Act, (2) that, to the best knowledge of such counsel, no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act and (3) that the registration statement and the related prospectus, and each amendment or supplement thereof, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need not express any opinion as to financial statements contained therein), and to such other effects as may reasonably be requested by counsel for the underwriters or by such seller or its counsel, and (B) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, stating that they are independent public accountants within the meaning of the Securities Act and that, in the opinion of such accountants, the financial statements of the Company included in the registration statement or the prospectus, or any amendment or supplement thereof, comply as to form in all material respects with the applicable accounting requirements of the Securities Act, and such letter shall additionally cover such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such seller may reasonably request; and

                           (vii) make available for inspection by each seller,
any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

                  For purposes of Sections 7(b)(i) and 7(b)(ii), the period of distribution of Restricted Stock in a firm commitment underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Restricted Stock in any other registration shall be deemed to extend until the earlier of the sale of all Restricted Stock covered thereby or nine months after the effective date thereof.

                  In connection with each registration hereunder, the selling holders of Restricted Stock will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be necessary in order to assure compliance with Federal and applicable state securities laws.

                  In connection with each registration pursuant to Section 7 hereof covering an underwritten public offering, the Company agrees to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement between major under-


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writers and companies of the Company's size and investment stature, provided that such agreement shall not contain any such provision applicable to the Company which is inconsistent with the provisions hereof and provided, further, that the time and place of the closing under said agreement shall be as mutually agreed upon between the Company and such managing underwriter.

                           (c) All expenses incurred by the Company in complying
with Section 7 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and reasonable fees and expenses of one counsel (which counsel shall be selected by a majority in interest of the selling stockholders participating in such offering) for the sellers of Restricted Stock, but excluding any Selling Expenses, are herein called "Registration Expenses". All underwriting discounts and selling commissions applicable to the sale of Restricted Stock are herein called "Selling Expenses".

                  The Company will pay all Registration Expenses in connection with each registration statement filed pursuant to Section 7 hereof. All Selling Expenses incurred in connection with any sale of Restricted Stock by any participating seller shall be borne by such participating seller, or by such persons other than the Company (except to the extent the Company shall be a seller) as they may agree.

                           (d) In the event of a registration of any of the
Restricted Stock under the Securities Act pursuant to Section 7 hereof, the Company will indemnify and hold harmless each seller of such Restricted Stock thereunder and each underwriter of such Restricted Stock thereunder and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Restricted Stock was registered under the Securities Act pursuant to
Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such seller, such underwriter or such controlling person in writing specifically for use in such registration statement or prospectus.

                  In the event of a registration of any of the Restricted Stock under the Securities Act pursuant to Section 7 hereof, each seller of such Restricted Stock thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer or director or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Restricted Stock was registered under the Securities Act pursuant to Section 7, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, and provided, however, that such seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such seller, as such, furnished in writing to the Company by such seller specifically for use in such registration statement or prospectus; provided, further, however, that the liability of each seller hereunder shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of the shares sold by such seller under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the proceeds received by such seller from the sale of Restricted Stock covered by such registration statement. Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 7(d). In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this
Section 7(d) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

                  Notwithstanding the foregoing, any indemnified party shall have the right to retain its own counsel in any such action, but the fees and disbursements of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party shall have failed to retain counsel for the indemnified person as aforesaid or (ii) the indemnifying party and such indemnified party shall have mutually agreed to the retention of such counsel. It is understood that the indemnifying party shall not, in connection with any action or related actions in the same jurisdiction, be liable for the fees and disbursements of more than one separate firm qualified in such jurisdiction to act as counsel for the indemnified party. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. If the indemnification provided for in the first two paragraphs of this Section 7(d) is unavailable to or insufficient to hold harmless an indemnified party under such paragraphs in respect of any losses, claims, damages or liabilities or actions in respect thereof referred to therein, then each indemnifying party shall in lieu of indemnifying such indemnified party contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or actions in such proportion as appropriate to reflect the relative fault of the Company, on the one hand, and the sellers of such Restricted Stock, on the other, in connection with the statement or omissions which resulted in such losses, claims, damages, liabilities or actions, as well as any other relevant equitable considerations including the failure to give any notice under the third paragraph of this Section 7(d). The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the sellers of such Restricted Stock, on the other, and to the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the sellers of Restricted Stock agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation (even if all of the sellers of Restricted Stock were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or action in respect thereof, referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this and the immediately preceding paragraph, the sellers of such Restricted Stock shall not be required to contribute any amount in excess of the amount, if any, by which the total price at which the Common Stock sold by each of them was offered to the public exceeds the amount of any damages which they would have otherwise been required to pay by reason of such untrue or alleged untrue statement of omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. The indemnification of underwriters provided for in this Section 7(d) shall be on such other terms and conditions as are at the time customary and reasonably required by such underwriters. In that event the indemnification of the sellers of Restricted Stock in such underwriting shall at the sellers' request be modified to conform to such terms and conditions. Upon the reasonable request of any stockholder selling Restricted Stock pursuant to a registration statement or any underwriter of such stock, the Company shall obtain, if reasonably available, an insurance policy covering the risks described above in this Section 7(d) in an amount and with a deductible reasonably requested by such seller or underwriter and naming such seller, any underwriter of such stock and any person controlling such seller or underwriter as beneficiaries. The costs of obtaining and maintaining any such insurance shall be borne by the Company.

                           (e) If, and as often as, there are any changes in the
Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization, or by any other means, appropriate adjustment shall be made in the provisions of this Section 7, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

                           (f) The Company agrees with the Stockholders as
follows:

                                    (i) The Company shall make and keep public
information available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after 90 days following the effective date of the first registration of the Company under the Securities Act of an offering of its securities to the general public.

                                    (ii) The Company shall file with the
Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act at any time after the Company has become subject to such reporting requirements of the Exchange Act.

                                    (iii) The Company shall furnish to such
holder of Restricted Stock forthwith upon request (A) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after 90 days following the effective date of the first registration statement of the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents so filed as a holder may reasonably request to avail itself of any rule or regulation of the Commission allowing a holder of Restricted Stock to sell any such securities without registration.

                  SECTION 8. Legends on Stock Certificates. Each certificate of the signatories hereto representing Shares shall bear the following legends until such time as the Shares represented thereby are no longer subject to the provisions hereof:

                  "THE SALE, TRANSFER OR ENCUMBRANCE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A STOCKHOLDERS AGREEMENT, DATED AS OF OCTOBER 21, 1996 AMONG FULCRUM DIRECT, INC. AND CERTAIN HOLDERS OF ITS OUTSTANDING CAPITAL STOCK. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF FULCRUM DIRECT, INC.

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR UNDER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS IT HAS BEEN REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE."

                  SECTION 9. Duration of Agreement. The rights and obligations of each Stockholder under this Agreement (other than those set forth in Sections 6 and 7 hereof which shall continue indefinitely) shall terminate as to such Stockholder upon the earliest to occur of (i) the transfer of all Shares owned by such Stockholder in accordance with this Agreement, (ii) immediately prior to the effectiveness of the registration statement with respect to the Initial Public Offering, but expressly conditioned on the consummation of the Initial Public Offering, and (iii) the tenth anniversary of the date hereof.


                  SECTION 10. Representations and Warranties of the Stockholders. Each Stockholder represents and warrants (as to himself or itself) to the other Stockholders as follows:

                  (a) The execution, delivery and performance of this Agreement by such Stockholder will not violate any provision of law, any order of any court or other agency of government, or any provision of any indenture, agreement or other instrument to which such Stockholder or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of such Stockholder.

                  (b) This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable in accordance with its terms.

                  (c) The shares of Common Stock of such Stockholder listed on
Schedule I hereto constitute all the shares of Common Stock owned by such Stockholder and such Stockholder does not have any right or obligation to acquire any additional shares of Common Stock.

                  SECTION 11. Representations and Warranties of the Company. The Company represents and warrants to you as follows:

                           (a) The execution, delivery and performance of this
Agreement by the Company have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Certificate of Incorporation or By-laws of the Company, or any provision of any indenture, agreement or other instrument to which it or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

                           (b) This Agreement has been duly executed and
delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

                  SECTION 12. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  SECTION 13. Benefits of Agreement. All covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns, legal representatives and heirs of the parties hereto whether so expressed or not. Without limiting the generality of the foregoing, the registration rights conferred herein on the holders of Restricted Stock shall inure to the benefit of any and all subsequent holders from time to time of the Restricted Stock for so long as the certificates representing the Restricted Stock shall be required to bear the legend specified in Section 8 hereof.

                  SECTION 14. Notices. All notices, requests and other communications to be given or otherwise made to any Stockholder or other party hereto shall be deemed to be sufficient if contained in a written instrument duly transmitted by telecopy or telex or duly sent by overnight courier service or first class registered or certified mail, postage prepaid, addressed to such party at the address set forth below or at such other address as may hereafter be designated in writing by the addressee to the addressor listing all parties:

                  (a)      if to the Company:

                           Fulcrum Direct, Inc.
                           4321 Fulcrum Way
                           Rio Rancho, New Mexico  87124
                           Telecopier No.:  (505) 867-7100
                           Attention: Michael G. Lederman
                                      Scott A. Budoff
                           with a copy to:

                           Kirkland & Ellis
                           153 East 53rd Street, 39th Floor
                           New York, New York  10022
                           Telecopier No.:  (212) 446-4900
                           Attention:   Frederick Tanne, Esq.

                  (b)      if to WEP:

                           Whitney Equity Partners, L.P.
                           177 Broad Street, 1st Floor
                           Stamford, Connecticut 06901
                           Telecopier No.: (203) 975-1422
                           Attention:  Mr. Daniel J. O'Brien

                           with a copy to:

                           Morrison Cohen Singer & Weinstein, LLP
                           750 Lexington Avenue
                           New York, New York  10022
                           Telecopier No.:  (212) 735-8708
                           Attention:  David A. Scherl, Esq.


                  (c)      if to WSDF:

                           Whitney Subordinated Debt Fund, L.P.
                           177 Broad Street, 1st Floor
                           Stamford, Connecticut 06901
                           Telecopier No.: (203) 975-1422
                           Attention:  Mr. Daniel J. O'Brien

                           with a copy to:

                           Morrison Cohen Singer & Weinstein, LLP
                           750 Lexington Avenue
                           New York, New York  10022
                           Telecopier No.:  (212) 735-8708
                           Attention:  David A. Scherl, Esq.

                  (d)      if to FCP, FC, Budoff or Lederman:

                           c/o Fulcrum Capital Partners L.P.
                           4321 Fulcrum Way
                           Rio Rancho, New Mexico  87124
                           Telecopier No.:  (505) 867-7100

                           with a copy to:

                           Kirkland & Ellis
                           153 East 53rd Street, 39th Floor
                           New York, New York  10022
                           Telecopier No.:  (212) 446-4900
                           Attention:   Frederick Tanne, Esq.

or to such other address or addresses as shall have been furnished in writing to the other parties hereto. Each Stockholder agrees, at all times, to provide the Company with an address for notices hereunder.

                  All notices hereunder shall be effective on the date of transmission if transmitted by telex or telecopy, on the first day after delivery to an overnight national courier service if sent by such service and on the date of receipt if sent by mail.

                  SECTION 15. Modification. Except as otherwise provided herein, neither this Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom the enforcement of any modification, change, discharge or termination is sought or by the agreement of the Whitney Funds and a majority in interest of the other Stockholders.

                  SECTION 16. Entire Agreement. This Agreement constitutes the entire agreement among the undersigned with respect to matters or understandings involving the ownership, control or disposition of their Shares and supersedes any and all prior agreements or understandings, oral or written, among any or all of the undersigned relating to such ownership, control or disposition.

                  SECTION 17. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

                  SECTION 18. Additional Parties. The Whitney Funds desire all stockholders of the Company to become parties to this Agreement with the rights and obligations of a "Stockholder" hereunder. Accordingly, the Whitney Funds hereby consent to stockholders of the Company becoming parties to this Agreement with the rights and obligations of a "Stockholder" hereunder, upon the execution and delivery of a counterpart to this Agreement by each such stockholder.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above written.

                                            FULCRUM DIRECT, INC.

                                            By:  /s/  MICHAEL G. LEDERMAN
                                                 -------------------------------
                                                 Name:  Michael G. Lederman
                                                 Title: Chairman & CEO


                                            WHITNEY EQUITY PARTNERS, L.P.

                                            By:  /s/  RAY E. NEWTON, III
                                                 -------------------------------
                                                 Ray E. Newton, III,
                                                 Member


                                            WHITNEY SUBORDINATED DEBT FUND, L.P.

                                            By:  /s/  RAY E. NEWTON, III
                                                 -------------------------------
                                                 Ray E. Newton, III,
                                                 General Partner


                                            FULCRUM CAPITAL PARTNERS L.P.

                                            By:  /s/  SCOTT A. BUDOFF
                                                 -------------------------------
                                                 Name:  Scott A. Budoff
                                                 Title: Principal


                                            FULCRUM CAPITAL L.P.

                                             By: /s/ SCOTT A. BUDOFF
                                                 -------------------------------
                                                 Name:  Scott A. Budoff
                                                 Title: Principal

                                                 /s/   MICHAEL G. LEDERMAN
                                                 -------------------------------
                                                       MICHAEL G. LEDERMAN


                                                 /s/  SCOTT A. BUDOFF
                                                 -------------------------------
                                                      SCOTT A. BUDOFF

                        The Greenberg Family Fund LLC


                        By: /s/ ARNOLD GREENBERG
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:

                        /s/ PETER LEDERMAN
                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        HOWARD Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman

                        /s/ HOWARD UNGER
                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger

                        /s/ LORI FELDMAN
                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:  /s/ PATRICK SULLIVAN
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:

                        /s/ HAROLD EJNES
                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes

                        /s/ ROBERTA GREENBERG
                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg

                        /s/ DAN BLUM
                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum

                        /s/ MURRAY ALTER
                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter

                        /s/ KIM FIELDS
                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields

                        /s/ GARY BUDOFF
                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff

                        /s/ MARK EJNES
                        -----------------------------
                        Mark Ejnes


                        -----------------------------
                        Ted Ejnes

                        The Greenberg Family Fund LLC


                        By:
                           --------------------------
                        Name:
                        Title:


                        -----------------------------
                        Peter Lederman


                        -----------------------------
                        Howard Unger


                        -----------------------------
                        Lori Feldman




                        Patrick K. Sullivan, MD Profit Sharing Plan



                        By:
                           ----------------------------------------
                        Name:
                        Title:


                        -----------------------------
                        Harold & Bella Ejnes


                        -----------------------------
                        Roberta Greenberg


                        -----------------------------
                        Dan & Corrine Blum


                        -----------------------------
                        Murray Alter


                        -----------------------------
                        Kim Fields


                        -----------------------------
                        Gary Budoff


                        -----------------------------
                        Mark Ejnes

                        /s/ TED EJNES
                        -----------------------------
                        Ted Ejnes